Prospectus dated December 19, 2002

                                                                          [Logo]

PROSPECTUS

                                      6,400,000 SHARES

                    Federated Premier Intermediate Municipal Income Fund
                                       Common Shares
                                      $15.00 Per Share
--------------------------------------------------------------------------------

     Investment Objective. Federated Premier Intermediate Municipal Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax ("AMT"). The Fund cannot assure you that it will achieve its investment objective.

     Investment Portfolio. The Fund will invest primarily in securities that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by Federated Investment Management Company (the Fund's investment adviser) to be reliable, pay interest exempt from federal income tax, including AMT. The Fund normally invests substantially all (at least 90%) of its total assets in tax exempt securities. The Fund will invest at least 80% of its total assets in investment grade tax exempt securities. The Fund may invest up to 20% of its total assets in tax exempt securities of below investment grade quality (but not lower than B). Tax exempt securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Under normal circumstances, the Fund will maintain a dollar-weighted average portfolio maturity of three to ten years and a dollar-weighted average duration of three to eight years.

     No Prior History. Because the Fund is newly organized, its common shares ("Common Shares") have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset values ("NAV") and investors may lose money by purchasing Common Shares in the initial public -- December 23, 2002 11:13 AM 18 offering. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period after completion of the public offering. The Common Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange under the symbol "FPT".

     Preferred Shares. The Fund intends to use leverage by issuing shares of preferred stock ("Preferred Shares") representing approximately 38% of the Fund's capital immediately after their issuance. By using leverage, the Fund will seek to obtain higher dividends for holders of Common Shares ("Common Shareholders") than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See "Preferred Shares and Leverage," "Risks-Leverage Risk" and "Risks-Derivatives Risk."

     Investing in Common Shares involves certain risks. See "Risks" on page 26 of this prospectus.

                          Per Share                Total

Public offering price     $15.00                   $96,000,000
Sales load                $0.675                   $4,320,000
Estimated offering
expenses(1)               $0.03                    $192,000
Proceeds to the Fund      $14.295                  $91,488,000

     (1) In addition to the sales load, the Fund will pay organizational and offering expenses of up to $0.03 per Common Share, estimated to total $192,000. "Proceeds to the Fund" (above) reflects such expenses. Federated Investment Management Company has agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $0.03 per Common Share.

     The underwriters may purchase up to 960,000 additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.

     The Securities and Exchange Commission ("SEC") has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The underwriters expect to deliver Common Shares to purchasers on or about December 24, 2002.

Merrill Lynch & Co.                                  Prudential Securities

A.G. Edwards & Sons, Inc.   RBC Capital Markets                Wells Fargo
                                                           Securities, LLC

Advest, Inc.               Robert W. Baird & Co.     BB&T Capital Markets,
                                                     a subsidiary of Scott
                                                      & Stringfellow, Inc.

Fahnestock & Co. Inc.       Ferris, Baker Watts          Janney Montgomery
                                Incorporated                     Scott LLC

McDonald Investments Inc.      Parker/Hunter          Quick & Reilly, Inc.
                                Incorporated                             .
Stephens Inc.                                  Stifel, Nicholaus & Company
                                                              Incorporated

                     The date of this prospectus is December 19, 2002.


     You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in Common Shares and retain it for future reference. A Statement of Additional Information, dated December 19, 2002 containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 52 of this prospectus, by calling 1-800-341-7400 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov).

     The Fund's Common Shares are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Reserve Board or any other government agency.




                                     TABLE OF CONTENTS

Prospectus Summary.....................................................2
Summary Of Fund Expenses...............................................2
The Fund...............................................................2
Use Of Proceeds........................................................2
The Fund's Investments.................................................2
Preferred Shares And Leverage..........................................2
Risks..................................................................2
How The Fund Manages Risk..............................................2
Management Of The Fund.................................................2
Net Asset Value........................................................2
Distributions..........................................................2
Dividend Reinvestment Plan.............................................2
Description Of Shares..................................................2
Certain Provisions In The Agreement And Declaration Of Trust...........2
Closed-End Fund Structure..............................................2
Repurchase Of Common Shares............................................2
Tax Matters............................................................2
Underwriting...........................................................2
Custodian And Transfer Agent...........................................2
Legal Opinions.........................................................2
Table Of Contents For The Statement Of Additional Information..........2


     You should rely only on the information contained or incorporated by reference in this prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. Neither the Fund nor the underwriters are making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any other date than the date on the front of this prospectus.

     Until January 13, 2003 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                     PROSPECTUS SUMMARY

     This is only a summary. This summary does not contain all of the information that you should consider before investing in Common Shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

THE FUND................................... Federated Premier Intermediate
                                  Municipal Income Fund is a newly
                                  organized, diversified, closed-end
                                  management investment company.  See
                                  "The Fund."

THE OFFERING.............................

                                  The Fund is offering 6,400,000
                                  Common Shares, with a par value of
                                  $.01 per Common Share, at $15.00 per
                                  Common Share, through a group of
                                  underwriters led by Merrill Lynch,
                                  Pierce, Fenner & Smith Incorporated
                                  ("Merrill Lynch).  You must purchase
                                  at least 100 Common Shares. The Fund
                                  has given the underwriters an option
                                  to purchase up to 960,000 additional
                                  Common Shares to cover orders in
                                  excess of 6,400,000 Common Shares.
                                  Federated Investment Management
                                  Company (the "Adviser") has agreed
                                  to pay organizational expenses and
                                  offering costs (other than the sales
                                  load) that exceed $.03 per Common
                                  Share. See "Underwriting."

INVESTMENT OBJECTIVE............    The Fund's investment objective is
                                  to provide current income exempt
                                  from federal income tax, including
                                  AMT.

INVESTMENT POLICIES...............    The Fund will invest primarily in
                                  securities that, in the opinion of
                                  bond counsel to the issuer, or on
                                  the basis of another authority
                                  believed by the Adviser to be
                                  reliable, pay interest exempt from
                                  federal income tax, including AMT.
                                  The Fund normally invests
                                  substantially all (at least 90%) of
                                  its total assets in tax exempt
                                  securities. The Fund will invest at
                                  least 80% of its total assets in
                                  investment grade tax exempt
                                  securities.  Investment grade tax
                                  exempt securities are those rated
                                  within the four highest categories
                                  by a nationally recognized
                                  statistical rating organization
                                  ("NRSRO"). See "Investment
                                  Ratings."   The Fund may invest up
                                  to 20% of its total assets in tax
                                  exempt securities of below
                                  investment grade quality (but not
                                  lower than B).  Tax exempt
                                  securities of below investment grade
                                  quality are regarded as having
                                  predominately speculative
                                  characteristics with respect to the
                                  issuer's capacity to pay interest
                                  and repay principal and are commonly
                                  referred to as "junk bonds."  See
                                  "Investment Ratings."

                                  Under normal circumstances, the Fund
                                  will maintain a dollar-weighted
                                  average portfolio maturity of three
                                  to ten years and a dollar-weighted
                                  average duration of three to eight
                                  years.  See "The Fund's Investments."

                                  The Fund may use derivative
                                  contracts for risk management
                                  purposes.  Prior to the issuance of
                                  Preferred Shares, the Fund may
                                  leverage the portfolio by investing
                                  up to 10% of its total assets in
                                  inverse floaters and by investing in
                                  derivative contracts.  The Fund's
                                  use of derivative contracts will be
                                  limited by the Investment Company
                                  Act of 1940, as amended (the "1940
                                  Act").  See "Risks-Leverage Risk,"
                                  "Risks-Derivative Contract and
                                  Inverse Floater Risk," and
                                  "Preferred Shares and Leverage-Other
                                  Forms of Leverage and Borrowings."

SPECIAL TAX                       The Fund invests primarily in
CONSIDERATIONS...................     securities that pay interest exempt
                                  from federal income tax, including
                                  AMT.  Consequently, the regular
                                  monthly dividends that you receive
                                  generally will be exempt from
                                  federal income tax, including AMT.
                                  However, dividends may be subject to
                                  state and local taxes.  In addition,
                                  distributions of any capital gain or
                                  other taxable income will be taxable
                                  to shareholders.  The Fund will
                                  allocate dividends paid as exempt
                                  interest dividends, capital gain
                                  dividends and ordinary taxable
                                  dividends between Common
                                  Shareholders and Preferred
                                  Shareholders in proportion to the
                                  total dividends paid to each such
                                  class of shares.  See "Tax Matters."

PROPOSED OFFERING OF PREFERRED    Approximately one to three months
SHARES AND OTHER FORMS OF         after completion of this offering of
LEVERAGE...............................      Common Shares, the Fund intends to
                                  offer Preferred Shares that will
                                  represent approximately 38% of the
                                  Fund's capital immediately after
                                  their issuance.  For purposes of
                                  this prospectus, the Fund's capital
                                  means the total assets of the Fund
                                  less all liabilities and
                                  indebtedness not representing
                                  Preferred Shares or other senior
                                  securities.  The issuance of
                                  Preferred Shares will leverage
                                  Common Shares.  Leverage involves
                                  special risks.  There is no
                                  assurance that the Fund will issue
                                  Preferred Shares or that, if issued,
                                  the Fund's leveraging strategy will
                                  be successful.  See "Risks-Leverage
                                  Risk."

                                  The money that the Fund obtains by
                                  selling Preferred Shares will be
                                  invested in accordance with the
                                  Fund's investment objective and
                                  policies, primarily in
                                  intermediate-term tax exempt
                                  securities that generally will pay
                                  fixed rates of interest over the
                                  life of the securities.  The
                                  Preferred Shares will pay dividends
                                  based on short-term interest rates,
                                  which will reset frequently.  If the
                                  yield, after the payment of
                                  applicable Fund expenses, on the
                                  intermediate-term tax exempt
                                  securities and other instruments
                                  purchased by the Fund, is greater
                                  than the Preferred Share dividend
                                  rate as reset periodically, the
                                  investment of the proceeds of the
                                  Preferred Shares will generate more
                                  income than will be needed to pay
                                  dividends on the Preferred Shares.
                                  If so, the excess income may be used
                                  to pay higher dividends to Common
                                  Shareholders.

                                  Prior to the issuance of Preferred
                                  Shares, the Fund may add leverage to
                                  the portfolio by investing up to 10%
                                  of its total assets in inverse
                                  floaters and by investing in
                                  derivative contracts.  The Fund's
                                  use of derivative contracts will be
                                  limited by the 1940 Act.  See
                                  "Preferred Shares and Leverage-Other
                                  Forms of Leverage and Borrowings."

                                  The Fund cannot assure you that the
                                  issuance of Preferred Shares or the
                                  use of other forms of leverage will
                                  result in a higher yield on the
                                  Common Shares.  Once Preferred
                                  Shares are issued or other forms of
                                  leverage are used, the NAV and
                                  market price of Common Shares and
                                  the yield to Common Shareholders
                                  will be more volatile.  See
                                  "Preferred Shares and Leverage,"
                                  "Description of Shares-Preferred
                                  Shares," "Risks-Leverage Risk" and
                                  "Risks-Derivative Contracts and
                                  Inverse Floater Risk."

INVESTMENT ADVISER.............           Federated Investment Management
                                  Company will be the Fund's
                                  investment adviser.  The Adviser
                                  will receive an annual fee in a
                                  maximum amount equal to 0.55% of the
                                  average daily value of the Fund's
                                  Managed Assets. "Managed Assets"
                                  means the total assets of the Fund
                                  (including assets attributable to
                                  any Preferred Shares or borrowings
                                  that may be outstanding) minus the
                                  sum of accrued liabilities (other
                                  than debt representing financial
                                  leverage).  The liquidation
                                  preference of the Preferred Shares
                                  is not a liability.  The Adviser has
                                  contractually agreed to waive
                                  receipt of a portion of the
                                  management fee or reimburse other
                                  expenses of the Fund in the amount
                                  of 0.20% of the average daily value
                                  of the Fund's Managed Assets from
                                  the commencement of operations
                                  through December 31, 2007 (i.e.,
                                  approximately the first five years
                                  of the Fund's operations), and for a
                                  declining amount for an additional
                                  three years (through December 31,
                                  2010).  See "Management of the Fund."

DISTRIBUTIONS.....................            The Fund intends to distribute
                                  monthly all or a portion of its tax
                                  exempt interest income to Common
                                  Shareholders (after it pays accrued
                                  dividends on any Preferred Shares of
                                  the Fund that may be outstanding).
                                  It is expected that the initial
                                  monthly dividend on Common Shares
                                  will be declared approximately 45
                                  days after completion of this
                                  offering and that the initial
                                  monthly dividend will be paid
                                  approximately 60 to 90 days after
                                  completion of this offering. Unless
                                  an election is made to receive
                                  dividends in cash, Common
                                  Shareholders will automatically have
                                  all dividends and distributions
                                  reinvested in Common Shares through
                                  the receipt of additional authorized
                                  but unissued Common Shares from the
                                  Fund or by purchasing Common Shares
                                  in the open market through the
                                  Fund's Dividend Reinvestment Plan.
                                  See "Dividend Reinvestment Plan."

                                  If the Fund realizes a capital gain
                                  or other taxable income, it will be
                                  required to allocate such income
                                  between Common Shares and Preferred
                                  Shares in proportion to the total
                                  dividends paid to each class for the
                                  year in which or with respect to
                                  which the income is paid. The Fund
                                  will distribute capital gains, if
                                  any, annually. See "Distributions"
                                  and "Preferred Shares and Leverage."

LISTING...................................The Common Shares have been approved for listing, subject to notice of
                                  issuance, on the New York Stock
                                  Exchange under the symbol "FPT". See
                                  "Description of Shares-Common
                                  Shares."

CUSTODIAN AND TRANSFER            State Street Bank and Trust Company
AGENT....................................    will serve as the Fund's Custodian
                                  and EquiServe Trust Company, N.A.
                                  will serve as the Fund's Transfer
                                  Agent. See "Custodian and Transfer
                                  Agent."

MARKET PRICE OF SHARES......      Common Shares of closed-end
                                  investment companies frequently
                                  trade at prices lower than their
                                  NAV.  Common Shares of closed-end
                                  investment companies like the Fund
                                  that invest primarily in investment
                                  grade tax exempt securities have
                                  during some periods traded at prices
                                  higher than their NAV and during
                                  other periods traded at prices lower
                                  than their NAV. The Fund cannot
                                  assure you that its Common Shares
                                  will trade at a price higher than or
                                  equal to NAV.  The Fund's NAV will
                                  be reduced immediately following
                                  this offering by the sales load and
                                  the amount of the organizational and
                                  offering expenses paid by the Fund.
                                  See "Use of Proceeds." In addition
                                  to NAV, the market price of the
                                  Fund's Common Shares may be affected
                                  by dividend levels, which are in
                                  turn affected by expenses, call
                                  protection for portfolio securities,
                                  dividend stability, portfolio credit
                                  quality, liquidity and market supply
                                  and demand. See "Preferred Shares
                                  and Leverage," "Risks," "Description
                                  of Shares" and the section of the
                                  Statement of Additional Information
                                  with the heading "Repurchase of
                                  Common Shares."  The Common Shares
                                  are designed primarily for long-term
                                  investors and you should not
                                  purchase Common Shares if you intend
                                  to sell them shortly after purchase.

SPECIAL RISK                      No Operating History. The Fund is a
CONSIDERATIONS.......................   newly organized, closed-end
                                  management investment company with
                                  no operating history.

                                  Market Discount Risk. Shares of
                                  closed-end management investment
                                  companies frequently trade at a
                                  discount from their NAV.

                                  Interest Rate Risk.  Prices of tax
                                  exempt securities rise and fall in
                                  response to changes in the interest
                                  rate paid by similar securities.
                                  Generally, when interest rates rise,
                                  prices of tax exempt securities
                                  fall. However, market factors, such
                                  as the demand for particular tax
                                  exempt securities, may cause the
                                  price of certain fixed income
                                  securities to fall while the prices
                                  of other securities rise or remain
                                  unchanged.

                                  Interest rate changes have a greater
                                  effect on the price of tax exempt
                                  securities with longer maturities.

                                  The Fund may use certain strategies
                                  for the purpose of reducing the
                                  interest rate sensitivity of the
                                  portfolio and decreasing the Fund's
                                  exposure to interest rate risk,
                                  although there is no assurance that
                                  it will do so or that such
                                  strategies will be successful.

                                  The Fund's use of leverage, as
                                  described below, tends to increase
                                  the interest rate risk of Common
                                  Shares.

                                  Credit Risk.  Credit risk is the
                                  possibility that an issuer of a tax
                                  exempt security will default on a
                                  security by failing to pay interest
                                  or principal when due. If an issuer
                                  defaults, the Fund will lose money.

                                  Leverage Risk.  The use of leverage
                                  through the issuance of Preferred
                                  Shares creates an opportunity for
                                  increased income that may be
                                  distributed as Common Share
                                  dividends, but also creates special
                                  risks for Common Shareholders.  Two
                                  major types of risks created by
                                  leverage include:

                                  o the likelihood of greater
                                  volatility of NAV and market price
                                  of Common Shares, because changes in
                                  the value of the Fund's tax exempt
                                  security portfolio (including
                                  securities bought with the proceeds
                                  of the Preferred Shares offering)
                                  are borne entirely by Common
                                  Shareholders; and

                                  o the possibility either that Common
                                  Share income will fall if the
                                  Preferred Share dividend rate rises,
                                  or that Common Share income will
                                  fluctuate because the Preferred
                                  Share dividend rate varies.

                                  It is anticipated that dividends on
                                  Preferred Shares will be based on
                                  shorter-term tax exempt security
                                  yields (which will be reset
                                  periodically) and that the Fund will
                                  invest the proceeds of the Preferred
                                  Shares offering in
                                  intermediate-term, typically fixed
                                  rate, tax exempt securities. So long
                                  as the Fund's tax exempt security
                                  portfolio provides a higher yield,
                                  net of Fund expenses, than the
                                  Preferred Share dividend rate, as
                                  reset periodically, the leverage may
                                  cause Common Shareholders to receive
                                  higher dividends than if the Fund
                                  were not leveraged. However, the
                                  Fund's leveraging strategy may not
                                  be successful.  For example, if
                                  short-term rates rise, the Preferred
                                  Share dividend rate could exceed the
                                  yield on intermediate-term tax
                                  exempt securities held by the Fund
                                  that were acquired during periods of
                                  generally lower interest rates,
                                  reducing dividends to Common
                                  Shareholders. In addition, if
                                  interest rates rise, the value of
                                  the Fund's holdings in
                                  intermediate-term tax exempt
                                  securities likely will fall,
                                  resulting in a decline in the NAV of
                                  Common Shares.  Investment by the
                                  Fund in inverse floaters and
                                  derivative contracts may increase
                                  the Fund's leverage and, during
                                  periods of rising interest rates,
                                  may adversely affect the Fund's
                                  income, dividends and total returns
                                  to Common Shareholders.  See "The
                                  Fund's Investments" for a discussion
                                  of these instruments.  Preferred
                                  Shares are expected to pay
                                  cumulative dividends, which may tend
                                  to increase leverage risk.

                                  Because the fees received by the
                                  Adviser are based on the Managed
                                  Assets of the Fund (including assets
                                  represented by Preferred Shares and
                                  any leverage created thereby), the
                                  Adviser has a financial incentive
                                  for the Fund to issue Preferred
                                  Shares, which may create a conflict
                                  of interest between the Adviser and
                                  Common Shareholders.

                                  Risks Associated with Non-Investment
                                  Grade Securities.  Securities rated
                                  below investment grade, also known
                                  as junk bonds, generally entail
                                  greater interest rate and credit
                                  risks than investment grade
                                  securities. For example, their
                                  prices are more volatile, economic
                                  downturns and financial setbacks may
                                  affect their prices more negatively,
                                  and their trading market may be more
                                  limited.

                                  Tax Exempt Securities Market Risk.
                                  The amount of public information
                                  available about tax exempt
                                  securities is generally less than
                                  that for corporate equities or
                                  bonds.  Consequently, the Adviser
                                  may make investment decisions based
                                  on information that is incomplete or
                                  inaccurate.  The secondary market
                                  for tax exempt securities also tends
                                  to be less well-developed or liquid
                                  than many other securities markets,
                                  which may adversely affect the
                                  Fund's ability to sell its tax
                                  exempt securities at attractive
                                  prices.  Special factors, such as
                                  legislative changes and local and
                                  business developments, may adversely
                                  affect the yield or value of the
                                  Fund's investments in tax exempt
                                  securities.

                                  Derivative Contract and Inverse
                                  Floater Risk. Prior to the issuance
                                  of Preferred Shares, the Fund may
                                  add leverage to its portfolio by
                                  investing up to 10% of its total
                                  assets in inverse floaters and by
                                  investing in derivative contracts.
                                  The Fund's use of derivative
                                  contracts will be limited by the
                                  1940 Act.  See "Preferred Shares and
                                  Leverage-Other Forms of Leverage and
                                  Borrowings."  The Fund also may
                                  invest in derivative contracts for
                                  risk management purposes.
                                  Derivative contracts and inverse
                                  floaters are subject to a number of
                                  risks described elsewhere in this
                                  prospectus, such as interest rate
                                  and credit risks.  In addition,
                                  investment by the Fund in derivative
                                  contracts and inverse floaters may
                                  increase the Fund's leverage and,
                                  during periods of rising interest
                                  rates, may adversely affect the
                                  Fund's income, dividends and total
                                  returns to Common Shareholders.
                                  Derivative contracts also involve
                                  the risk of mispricing or improper
                                  valuation, the risk of ambiguous
                                  documentation and the risk that
                                  changes in the value of a derivative
                                  contract may not correlate perfectly
                                  with an underlying asset, interest
                                  rate or index.  Suitable inverse
                                  floaters and derivative contracts
                                  may not be available in all
                                  circumstances and there can be no
                                  assurance that the Fund will engage
                                  in these transactions to reduce
                                  exposure to other risks when that
                                  would be beneficial.

                                  Reinvestment Risk. Income from the
                                  Fund's tax exempt security portfolio
                                  will decline if and when the Fund
                                  invests the proceeds from matured,
                                  traded or called tax exempt
                                  securities at market interest rates
                                  that are below the portfolio's
                                  current earnings rate.  A decline in
                                  income could affect the market price
                                  or overall return of Common Shares.

                                  Tax Risk.  In order to be tax
                                  exempt, municipal securities must
                                  meet certain legal requirements.
                                  Failure to meet such requirements
                                  may cause the interest received and
                                  distributed by the Fund to Common
                                  Shareholders to be taxable.

                                  The federal income tax treatment of
                                  payments in respect of certain
                                  derivative contracts is unclear.
                                  Additionally, the Fund may not be
                                  able to close out certain derivative
                                  contracts when it wants to.
                                  Consequently, the Fund may receive
                                  payments that are treated as
                                  ordinary income for federal income
                                  tax purposes.

                                  Sector Risk.  The Fund may invest
                                  25% or more of its total assets in
                                  tax exempt securities of issuers in
                                  the same economic sector, such as
                                  hospitals or life care facilities
                                  and transportation-related issuers.
                                  In addition, a substantial part of
                                  the Fund's portfolio may be
                                  comprised of securities credit
                                  enhanced by banks, insurance
                                  companies or companies with similar
                                  characteristics.  As a result, the
                                  Fund will be more susceptible to any
                                  economic, business, political or
                                  other developments which generally
                                  affect these sectors and entities.

                                  Anti-Takeover Provisions. The Fund's
                                  Agreement and Declaration of Trust
                                  includes provisions that could limit
                                  the ability of other entities or
                                  persons to acquire control of the
                                  Fund or convert the Fund to open-end
                                  status. These provisions could
                                  deprive Common Shareholders of
                                  opportunities to sell their Common
                                  Shares at a premium over the then
                                  current market price of Common
                                  Shares or at NAV. In addition, if
                                  the Fund issues Preferred Shares,
                                  Preferred Shareholders will have
                                  voting rights that could deprive
                                  Common Shareholders of such
                                  opportunities.

                                  Inflation Risk.  Inflation risk is
                                  the risk that the value of assets or
                                  income from the Fund's investments
                                  will be worth less in the future as
                                  inflation decreases the present
                                  value of payments at future dates.

                                  Market Disruption.  As a result of
                                  the terrorist attacks on the World
                                  Trade Center and the Pentagon on
                                  September 11, 2001, some of the U.S.
                                  securities markets were closed for a
                                  four-day period.  These terrorist
                                  attacks and related events have led
                                  to increased market volatility and
                                  may have long-term effects on U.S.
                                  and world economies and markets.  A
                                  similar disruption of the financial
                                  markets would impact interest rates,
                                  auctions, secondary trading,
                                  ratings, credit risk, inflation and
                                  other factors relating to the
                                  securities.



                                  SUMMARY OF FUND EXPENSES

     The following table shows Fund expenses as a percentage of net assets attributable to Common Shares and assumes the issuance of Preferred Shares in an amount equal to 38% of the Fund's capital (after their issuance).

Shareholder Transaction Expenses
      Sales Load (as a percentage of offering price) ......................4.50%
      Expenses Borne by the Fund.....................................0.20%(1)(2)
      Dividend Reinvestment Plan Fees ...................................None(3)

                                          Percentage Of Net Assets
                                        Attributable To Common Shares
                                  (Assumes Preferred Shares are Issued)(4)
                         -------------------------------------------------------
Annual Expenses
      Management Fees .................................................... 0.89%
      Other Expenses ..................................................... 0.32%
      Total Annual Expenses ............................................ 1.21%
      Fee and Expense Waiver........................................... 0.32%(5)
      Total Net Annual Expenses........................................ 0.89%(5)
----------

     (1) The Adviser has agreed to pay organizational and offering costs of the Fund (other than the sales load) that exceed $0.03 per Common Share.

     (2) If the Fund offers Preferred Shares, costs of that offering, estimated to be slightly more than 1.00% of the total amount of the Preferred Share offering, will effectively be borne by Common Shareholders and result in the reduction of the NAV of Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 38% of the Fund's total assets (after issuance), those offering costs are estimated to be not more than approximately $585,000 or $.09 per Common Share (0.61% of the offering price).


     (3) You will pay brokerage charges if you direct the Plan Administrator to sell your Common Shares held in a dividend reinvestment account.

     (4) The table presented in this footnote also estimates Fund expenses as a percentage of net assets attributable to Common Shares. However, unlike the table above, this table assumes that no Preferred Shares are issued or outstanding. In accordance with these assumptions, the Fund's estimated expenses would be as follows:

                                  Percentage Of
                                   Net Assets
                          Attributable To Common Shares
             (Assumes no Preferred Shares are Issued or Outstanding)
                                  ----------------------------------------

Annual Expenses
      Management Fees................................................... 0.55%
      Other Expenses...................................................... 0.20%
      Total Annual Expenses............................................. 0.75%
      Fee and Expense Waiver.......................................... 0.20%(5)
      Total Net Annual Expenses....................................... 0.55%(5)

     (5) The Adviser has agreed to waive a portion of the management fees that it is entitled to receive from the Fund at the annual rate of 0.20% of the Fund's Managed Assets from the commencement of operations through December 31, 2007 (i.e., approximately the first 5 years of the Fund's operations), 0.15% of Managed Assets in year 6, 0.10% of Managed Assets in year 7 and 0.05% of Managed Assets in year 8.

     The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" are based on estimated amounts for the Fund's first year of operation. See "Management of the Fund" and "Dividend Reinvestment Plan."

     The following example illustrates the expenses (including the $45 sales load, estimated $2 offering expenses and estimated $6.10 Preferred Share offering costs) that you would pay on a $1,000 investment in Common Shares, assuming (a) total net annual expenses of 0.89% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.21% in year 10 and (b) a 5% annual return(1):

                  1 year            3 years           5 years        10 years(2)
Total Expenses
Incurred.........     $61.72            $80.04            $99.90         $171.73

     (1) The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below, and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

     (2) Assumes waiver of management fees at the annual rate of 0.24% of the Fund's average daily net assets attributable to Common Shares in year 6 (0.15% of average daily Managed Assets), 0.16% (0.10%) in year 7 and 0.08% (0.05%) in year 8. The Adviser has not agreed to waive any portion of the management fees it is entitled to receive from the Fund beyond December 31, 2010. See "Management of the Fund-Investment Management Agreement."

                                          THE FUND

     The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on October 31, 2002, pursuant to an Agreement and Declaration of Trust, which is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 5800 Corporate Drive, Pittsburgh, PA 15237-7000, and its telephone number is 1-800-341-7400.

                                      USE OF PROCEEDS

     The net proceeds of the offering of Common Shares will be approximately $91,488,000 ($105,211,200 if the underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. The Adviser has agreed to pay the amount by which the aggregate of all the Fund's organizational and offering costs (other than the sales load) exceeds $.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund currently anticipates that it will be able to invest primarily in tax exempt securities that meet the Fund's investment objective and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax exempt or taxable investment grade securities.

                                   THE FUND'S INVESTMENTS

Investment Objective

     The Fund's investment objective is to provide current income exempt from federal income tax, including AMT.

Investment Policies

     The Fund will invest primarily in securities that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Adviser to be reliable, pay interest exempt from federal income tax, including AMT. The Adviser will not conduct its own analysis of the tax status of the interest paid by tax exempt securities held by the Fund.

     The Fund normally invests substantially all (at least 90%) of its total assets in tax exempt securities. The Fund normally will invest at least 80% of its total assets in investment grade tax exempt securities. The Fund may invest up to 20% of its total assets in tax exempt securities of below investment grade quality (but not lower than B). Bonds of below investment grade quality are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal.

     The Adviser performs a fundamental credit analysis on tax exempt securities that the Fund is contemplating purchasing before the Fund purchases such securities. The Adviser considers various factors, including the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of the tax exempt securities held by the Fund on an ongoing basis by reviewing periodic financial data and ratings of NRSROs.

     Under normal circumstances, the Fund will maintain a dollar-weighted average portfolio maturity of three to ten years and a dollar-weighted average duration of three to eight years. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's duration, the greater the change in the portfolio's value in response to a change in market interest rates. The Adviser increases or reduces the Fund's portfolio duration based on its interest rate outlook. When the Adviser expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it attempts to shorten the portfolio duration. The Adviser considers a variety of factors in formulating its interest rate outlook, including current and expected U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve's monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.

     For temporary or for defensive purposes, including the period during which the net proceeds of this offering are being invested, the Fund may invest up to 100% of its assets in short-term investments, including high quality, short-term securities that may be either tax exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments would result in a portion of your dividends being subject to federal income taxes. For more information, see "Tax Matters" in the Statement of Additional Information.

     Because the Fund refers to municipal investments in its name, it has an investment policy that it will normally invest so that at least 80% of the income that it distributes will be exempt from federal regular income tax. This policy is referred to as the "80% Policy."

     The Fund cannot change its investment objective or the 80% Policy without the approval of (1) the holders of a majority of the outstanding Common Shares and, once the Preferred Shares are issued, the Preferred Shares voting together as a single class, and (2) the holders of a majority of the outstanding Preferred Shares voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of Shares-Preferred Shares-Voting Rights" and the Statement of Additional Information under "Description of Shares-Preferred Shares" for additional information with respect to the voting rights of Preferred Shareholders.

Investment Ratings

     The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs, such as Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's") or Fitch, Inc. ("Fitch"). For example, S&P assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. Securities in the lowest investment grade category may be considered to possess speculative characteristics by certain NRSROs. An NRSRO's rating categories are determined without regard for sub-categories and gradations. If a security is downgraded below investment grade, the Adviser will reevaluate the security, but will not be required to sell it.

     Tax exempt securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds."

     If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment. See Appendix A to the Statement of Additional Information for a description of NRSRO ratings.

Investment Securities

Tax Exempt Securities

     Tax exempt securities are fixed income securities that pay interest that is not subject to federal regular income taxes. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically.

     Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

      General Obligation Bonds

     General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

      Special Revenue Bonds

     Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Holders of special revenue bonds may not depend on the municipality's general taxes or revenues for payment of the bonds. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

      Private Activity Bonds

     Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds. The interest on many types of private activity bonds is subject to AMT.

     Following are descriptions of other types of tax exempt securities in which the Fund may invest:

      Zero Coupon Securities

     Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate risks and credit risks of a zero coupon security.

      Municipal Leases

     Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

     The Fund may invest in securities supported by individual leases or pools of municipal leases.

      Inverse Floaters

     Prior to the issuance of Preferred Shares, the Fund may invest up to 10% of its total assets in inverse floaters. An inverse floater has a variable interest rate that moves in the opposite direction of market interest rates. When market interest rates go up, the interest rate paid on the inverse floater goes down; when market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond with more volatility to market interest rate changes than fixed rate, tax exempt securities of the same maturity.

Credit Enhancement

     The Fund may invest in securities that have credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security with credit enhancement based solely upon its credit enhancement.

Delayed Delivery Transactions

     The Fund may engage in delayed delivery transactions. Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transactions when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Derivative Contracts

     The Fund may buy and sell derivative contracts. Derivative contracts are financial instruments that require payments based upon changes in the values of designated or underlying securities, commodities, financial indices or other assets or instruments. Some derivative contracts such as futures, forwards and options require payments relating to a future trade involving the underlying asset. Other derivative contracts such as swaps require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

     Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty.

     Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to leverage and tax risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Other Investment Companies

     The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in tax exempt securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive high-yielding tax exempt securities available in the market, or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies advised by the Adviser to the extent permitted by applicable law or pursuant to exemptive relief from the SEC; currently, the Fund has not applied for such exemptive relief. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and will remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Common Shareholders will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available tax exempt securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in this prospectus in the sections entitled "Risks" and "Preferred Shares and Leverage," the NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund treats its investment in such open- or closed-end investment companies as investments in tax exempt securities.

                               PREFERRED SHARES AND LEVERAGE

     Subject to market conditions, approximately one to three months after the completion of the offering of Common Shares, the Fund intends to offer Preferred Shares representing approximately 38% of the Fund's capital immediately after their issuance. Preferred Shares will have complete priority over Common Shares upon distribution of assets in liquidation of the Fund. The issuance of Preferred Shares will leverage Common Shares. Leverage involves special risks and there is no assurance that the Fund's leveraging strategies will be successful. Although the timing and other terms of the offering of Preferred Shares will be determined by the Fund's Board of Trustees (the "Board"), the Fund expects to invest the proceeds of a Preferred Shares offering primarily in intermediate-term tax exempt securities. Preferred Shares will pay dividends based on short-term rates, which would be redetermined periodically by an auction process. So long as the Fund's portfolio is invested in securities that provide a higher yield than the dividend rate of Preferred Shares, after taking expenses into consideration, the leverage will allow Common Shareholders to receive higher dividends than if the Fund were not leveraged.

     Changes in the value of the Fund's tax exempt security portfolio, including securities bought with the proceeds of the Preferred Shares offering, will be borne entirely by Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the NAV per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, including the gross proceeds from the issuance of Preferred Shares.

     For tax purposes, the Fund currently is required to allocate net capital gain and other taxable income, if any, between the Common Shares and Preferred Shares in proportion to total distributions paid to each class for the taxable year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to Preferred Shares instead of solely tax exempt income, the Fund will have to pay higher total dividends to Preferred Shareholders or make dividend payments intended to compensate Preferred Shareholders for the unanticipated characterization of a portion of the dividends as taxable ("Gross-up Dividends"). This would reduce any advantage of the Fund's leveraged structure to Common Shareholders.

     Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's capital is at least 200% of the liquidation value of the outstanding Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., the liquidation value of the Preferred Shares plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's capital). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund satisfies the 200% capital requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by Preferred Shareholders voting separately as a class. The remaining Trustees will be elected by Common Shareholders and Preferred
Shareholders voting together as a single class. In the event that the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Trustees of the Fund.

     If the Fund issues Preferred Shares, it will be subject to certain guidelines imposed by those NRSROs that rate the Preferred Shares. These guidelines are expected to impose capital or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     Preferred Shares may have to be redeemed to the extent that the Fund fails to comply with the capital requirements imposed by the 1940 Act or the NRSROs. In order to redeem Preferred Shares, the Fund may have to liquidate portfolio securities. Such redemptions and liquidations would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     Assuming that the Preferred Shares will represent approximately 38% of the Fund's capital and pay dividends at an annual average rate of 2.00%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 0.76% in order to cover such dividend payments. Of course, these numbers are merely estimates used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.

     The following table is designed to illustrate the effect of leverage on Common Share total return. The assumed portfolio total returns and Common Share total returns are hypothetical and actual returns may be greater or less than those appearing in the table. The table assumes investment portfolio total returns (comprised of income and changes in the value of the tax exempt securities held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table further assumes the issuance of Preferred Shares representing 38% of the Fund's total and the Fund's currently projected annual Preferred Share dividend rate of 2.00%.

Assumed Portfolio Total
Return                         (10)%      (5)%      0%      5%      10%
(Net of Expenses)

Common Share Total Return     (17.35)%  (9.29)%  (1.23)%   6.84%   14.90%

     Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares) and changes in the value of the tax exempt securities that the Fund owns. The table depicts three cases in which the Fund suffers capital losses and two in which it enjoys capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax exempt interest it receives on investments in tax exempt securities is entirely offset by losses in the value of those investments.

      Other Forms of Leverage and Borrowings

     Prior to the issuance of Preferred Shares, the Fund may also add leverage to the portfolio by investing up to 10% of its total assets in inverse floaters and by investing in derivative contracts. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings, including through the use of derivative contracts to the extent that these instruments constitute senior securities, unless immediately after a borrowing the value of the Fund's capital is at least 300% of the principal amount of such borrowing. In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's capital is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required capital. Failure to meet the capital requirements described herein could result in an event of default and entitle Preferred Shareholders to elect a majority of the Trustees of the Fund. Derivative contracts used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a forward purchase commitment by segregating liquid assets in an amount sufficient to meet the purchase price.

                                           RISKS

     The NAV of the Common Shares will fluctuate with and be affected by, among other things, market discount risk, interest rate risk, credit risk, leverage risk, risks associated with non-investment grade securities, tax exempt security market risk, derivative contract and inverse floater risk, reinvestment risk, tax risk, sector risk and inflation risk. An investment in Common Shares will also be subject to the risk associated with the fact that the Fund is newly organized.

     Newly Organized. The Fund is a newly organized, closed-end management investment company and has no operating history.

     Market Discount Risk. As with any stock, the price of the Common Shares will fluctuate with market conditions and other factors. If Common Shares are sold, the price received may be more or less than the original investment.

     NAV will be reduced immediately following the initial public offering by the amount of the sales load and organizational and selling expenses paid by the Fund. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell Common Shares in a relatively short period of time after completion of the initial public offering.

     Interest Rate Risk. Prices of tax exempt securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of tax exempt securities fall. However, market factors, such as the demand for particular tax exempt securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of tax exempt securities with longer maturities.

     The Fund may use certain strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

     The Fund's use of leverage will increase the interest rate risk of Common Shares.

     Credit Risk. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Many tax exempt securities receive credit ratings from NRSROs such as S&P and Moody's. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher perceived credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

     Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

     Leverage Risk. Leverage risk includes the risk associated with the issuance of the Preferred Shares or the use of inverse floaters and derivative contracts in order to leverage the Fund's portfolio. There is no assurance that the Fund's leveraging strategies involving Preferred Shares or inverse floaters and derivative contracts will be successful. Once the Preferred Shares are issued or other forms of leverage are used, the NAV and market value of Common Shares will be more volatile, and the yield distribution to Common Shareholders will tend to fluctuate more in response to changes in interest rates and with changes in the short-term dividend rates on Preferred Shares. If the dividend rate on Preferred Shares approaches the yield on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on Preferred Shares exceeds the yield on the Fund's portfolio, the leverage will result in a lower dividend to Common Shareholders than if the Fund were not leveraged. Because the intermediate-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on Preferred Shares will be adjusted periodically, this could occur even when both intermediate-term and short-term municipal rates rise. In addition, the Fund will pay and the Common Shareholders will bear any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Furthermore, if the Fund has net capital gain or other taxable income that is allocated to Preferred Shares instead of solely tax-exempt income, the Fund may have to pay higher total dividends or Gross-up Dividends to Preferred Shareholders, which would reduce any advantage of the Fund's leveraged structure to Common
Shareholders without reducing the associated risk. See "Preferred Shares and Leverage." The Fund cannot assure you that it will issue Preferred Shares or use other forms of leverage or, if used, that these strategies will result in a higher yield or return to Common Shareholders.

     Similarly, any decline in the NAV of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in NAV to Common Shareholders than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for Common Shares. The Fund might be in danger of failing to maintain the 200% capital requirement or of losing its ratings on Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low tax exempt securities prices may result in capital loss and may reduce returns to Common Shareholders.

     While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage likely would operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

     The Fund may invest up to 10% of its total assets in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Fund's Common Shares and the returns to Common Shareholders.

     Prior to the issuance of Preferred Shares, the Fund may leverage the portfolio by investing up to 10% of its total assets in inverse floaters and by investing in derivative contracts. The Fund's use of derivative contracts will be limited by the 1940 Act. See "Preferred Shares and Leverage-Other Forms of Leverage and Borrowings." These instruments may increase the Fund's leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's NAV per share and distributions to Common Shareholders. See "Inverse Floaters" and "Derivative Contracts" under "The Fund's Investments" and the section of the Statement of Additional Information with the heading "Derivative Contracts."

     Risks Associated With Non-Investment Grade Securities. Securities rated below investment grade, also known as junk bonds, generally entail greater credit, interest rate and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively and their trading market may be more limited.

     Tax Exempt Security Market Risk. Investing in the tax exempt securities market involves certain risks. The amount of public information available about the tax exempt securities in the Fund's portfolio is generally less than that for corporate equities or bonds. Consequently, the Adviser may make investment decisions based on information that is incomplete or inaccurate. The secondary market for tax exempt securities tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices. Special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund's investments in tax exempt securities.

     The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

     Derivative Contract and Inverse Floater Risk. Prior to the issuance of Preferred Shares, the Fund may leverage its portfolio by investing up to 10% of its total assets in inverse floaters and by investing in derivative contracts. The Fund's use of derivative contracts will be limited by the 1940 Act. See "Preferred Shares and Leverage-Other Forms of Leverage and Borrowings." The Fund also may invest in derivative contracts for risk management purposes. Derivative contracts involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative contract may not correlate perfectly with an underlying asset, interest rate or index. Suitable inverse floaters and derivative contracts may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the market price or overall returns of Common Shares.

     Tax Risk. In order to be tax exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to Common Shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

     The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. Consequently, the Fund may receive payments that are treated as ordinary income for federal income tax purposes.

     In certain circumstances, a portion of the Fund's dividends may be subject to AMT.

     Sector Risk. The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the same economic sector, including without limitation the following: bonds issued by state and local health finance, housing finance, pollution control, industrial development and other authorities or municipal entities for the benefit of hospitals, life care facilities, educational institutions, housing facilities, transportation systems, industrial corporations or utilities. In addition, a substantial part of the Fund may be comprised of securities that are credit enhanced by insurance companies, banks or other similar financial institutions. As a result, the performance of the Fund will be more susceptible to any economic, business, political or other developments that generally affect these sectors or entities.

     Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of Common Shares or at NAV. In addition, if the Fund issues Preferred Shares, Preferred Shareholders will have voting rights that could deprive Common Shareholders of such opportunities.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of, and distribution of, Common Shares can decline. In addition, during any periods of rising inflation, Preferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

     Market Disruption. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets would impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the securities.

                                 HOW THE FUND MANAGES RISK

Investment Limitations

     The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of (1) the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and
(2) the approval of the holders of a majority of the outstanding Preferred Shares voting as a separate class.

     Concentration. The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, but may invest more than 25% of its total assets in securities of issuers in the same economic sector.

     Diversification of Investments. With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

     Underwriting. The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

     Investing in Real Estate. The Fund may not buy or sell real estate, although it may invest in tax exempt securities secured by real estate or interests in real estate.

     Investing in Commodities. The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, swap transactions, and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

     Lending. The Fund will not make loans, but may acquire publicly or non-publicly issued tax exempt securities as permitted by its investment objective, policies and limitations.

     Borrowing Money and Issuing Senior Securities. The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

     The Fund may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from an NRSRO on the Preferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objective. See "Investment Objective and Policies" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Quality of Investments

     The Fund will invest at least 80% of its total assets in investment grade tax exempt securities.

Limited Issuance of Preferred Shares

     Under the 1940 Act, the Fund could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to 50% of the value of the capital of the Fund. To the extent that the Fund has outstanding any senior securities representing indebtedness such as through the use of derivative contracts that constitute senior securities, the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of this capital requirement. If the total liquidation value of the Preferred Shares plus the aggregate amount of such other senior securities were ever more than 50% of the value of the capital of the Fund, the Fund would not be able to declare dividends on the Common Shares until the liquidation value and/or aggregate amount of other senior securities, as a percentage of the Fund's assets, was reduced. Approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to issue Preferred Shares representing about 38% of the Fund's capital immediately after the time of issuance of the Preferred Shares. This higher than required margin of NAV provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and NAV volatility than if the Fund were more highly leveraged through Preferred Shares. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness below 50% of the value of the Fund's capital.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

     The Fund may take certain actions if short-term interest rates increase, or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by selling long-term securities and investing in short-term, high quality securities or implementing certain hedging strategies) or may extend the auction period of outstanding Preferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing Preferred Shares or redeeming holdings in derivative contracts or other instruments that create leverage. As explained above under "Risks-Leverage Risk," the success of any such attempt to limit leverage risk depends on the Adviser's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

     If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Preferred Shares or Preferred Shares that the Fund previously issued but later repurchased or, prior to the issuance of Preferred Shares, use other forms of leverage, such as derivative contracts.

Hedging and Related Strategies

     The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. These hedging strategies may include using financial futures contracts; short sales; swap agreements or options thereon; options on financial futures; options based on either an index of municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser, correlate with the prices of the Fund's investments. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders as taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that the Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

                                   MANAGEMENT OF THE FUND

Trustees And Officers

     The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. There are twelve Trustees of the Fund. Three of the Trustees are "interested persons" (as defined in the 1940
Act). The name and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser

     Federated Investment Management Company acts as the Fund's investment adviser. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

     The Adviser and other subsidiaries of Federated Investors, Inc. ("Federated") advise approximately 139 mutual funds and a variety of separate accounts, which totaled approximately $180 billion in assets as of December 31, 2001. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States, with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers. In the municipal sector, as of December 31, 2001, Federated managed 12 bond funds with approximately $2.3 billion in assets and 22 money market funds with approximately $19.5 billion in total assets.

      The Fund's Portfolio Managers are:

      Mary Jo Ochson

     Mary Jo Ochson is the Fund's Portfolio Manager. Ms. Ochson joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Ms. Ochson served as a Portfolio Manager and a Vice President of the Fund's Adviser. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

      Lee R. Cunningham II

     Lee R. Cunningham II is the Fund's Portfolio Manager. Mr. Cunningham joined Federated in 1995 as an Investment Analyst and has been a Portfolio Manager since 1998. He was named an Assistant Vice President of the Fund's Adviser in January 1998 and became a Vice President of the Fund's Adviser in July 2000. From 1986 through 1994, Mr. Cunningham was a Project Engineer with Pennsylvania Power and Light Company. Mr. Cunningham received his M.B.A. with concentration in finance and operations from the University of Pittsburgh.

      RJ Gallo

     RJ Gallo is the Fund's Portfolio Manager. Mr. Gallo joined Federated in 2000 as an Investment Analyst. He was named an Assistant Vice President of the Fund's Adviser in January 2002. From 1996 to 2000, Mr. Gallo was a Financial Analyst and Trader at the Federal Reserve Bank of New York. Mr. Gallo received a Master's in Public Affairs with a concentration in economics and public policy from Princeton University.

 Investment Management Agreement

     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the investment advisory services and facilities provided by the Adviser a fee at an annual rate equal to 0.55% of the average daily value of Managed Assets (the "Management Fee"). The Adviser has contractually agreed to waive receipt of a portion of its Management Fee in the amount of 0.20% of the average daily value of Managed Assets for the first five years of the Fund's operations (through December 31, 2007), and for a declining amount for an additional three years (through December 31, 2010). During periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage, because the fee is calculated as a percentage of Managed Assets, which include those assets purchased with leverage.

     In addition to the Management Fee of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

     For the first 8 years of the Fund's operation, the Adviser has undertaken to waive its investment advisory fees and expenses payable by the Fund in the amounts, and for the time periods, set forth below:

                                           Percentage Waived (as A Percentage Of
                                                                         Average
                                                           Daily Managed Assets)

Twelve Month
Period Ending

Month Date, Year**

December 31, 2003                                        0.20%
December 31, 2004                                        0.20%
December 31, 2005                                        0.20%
December 31, 2006                                        0.20%
December 31, 2007                                        0.20%
December 31, 2008                                        0.15%
December 31, 2009                                        0.10%
December 31, 2010                                        0.05%

** From the commencement of operations.

     The Adviser has not undertaken to waive any portion of the Fund's fees and expenses beyond December 31, 2010 or after termination of the investment management agreement.

Administrative Agreement

     Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. The Administrator's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

                                    Average Aggregate Daily Net
Maximum Administrative Fee          Assets of the Federated Funds

0.150 of 1%                         on the first $250 million
0.125 of 1%                         on the next $250 million
0.100 of 1%                         on the next $250 million
0.075 of 1%                         on assets in excess of $750 million

     The administrative fee received during any fiscal year will be at least $125,000. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

                                      NET ASSET VALUE

     The Fund's NAV per Common Share is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding Preferred Shares, if any, are subtracted, and the balance is divided by the total number of Common Shares then outstanding.

     The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board. A substantial portion of the Fund's fixed income investments will be valued according to the mean between bid and asked prices as furnished by an independent pricing service. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board.

                                       DISTRIBUTIONS

     The Fund will distribute to Common Shareholders monthly dividends of all or a portion of its tax exempt interest income after payment of dividends on any Preferred Shares of the Fund which may be outstanding. It is expected that the initial monthly dividend on the Fund's Common Shares will be declared approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Fund expects that all or a portion of any capital gain and other taxable income will be distributed at least annually.

     Various factors will affect the level of the Fund's income, including the asset mix, the amount of leverage used by the Fund and the effects thereof and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of tax exempt interest income earned in a particular period. The undistributed tax exempt interest income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of tax exempt interest income actually earned by the Fund during the period. Undistributed tax exempt interest income will add to the Fund's NAV and, correspondingly, distributions from undistributed tax exempt interest income will be deducted from the Fund's NAV. Shareholders will automatically have all dividends and distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's Dividend Reinvestment Plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                                 DIVIDEND REINVESTMENT PLAN

     Unless the registered owner of Common Shares elects to receive cash by contacting the Plan Administrator, all dividends declared on Common Shares of the Fund will be automatically reinvested by EquiServe Trust Co., N.A. (the "Plan Administrator"), the administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional Common Shares of the Fund. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator at the address set forth below if your Shares are registered in your name or by contacting your bank, broker or other entity if your Shares are held in street or other nominee name. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker. The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(1) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (2) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date, which will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

     The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

     In the case of record shareholders such as banks, brokers or nominees which hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.




     There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $.12 per share sold brokerage commission.

     The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All  correspondence or questions  concerning the Plan should be directed to
the  Plan  Administrator,   EquiServe  Trust  Company,  N.A.,  P.O.  Box  43011,
Providence, RI 02940-3011 or by telephone at (800) 730-6001.

                                   DESCRIPTION OF SHARES

Common Shares

     The Fund is an unincorporated statutory trust organized under the laws of Delaware on October 31, 2002 pursuant to an Agreement and Declaration of Trust amended and restated as of December 16, 2002. The Fund is authorized to issue an unlimited number of Common Shares of beneficial interest, par value $0.01 per Common Share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Whenever Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless (1) all accrued dividends on Preferred Shares have been paid, (2) the Fund satisfies the 200% capital requirement and (3) certain other requirements imposed by any NRSROs rating the Preferred Shares have been met. See "Preferred Shares" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all Common Shareholders.

     The Fund has no present intention of offering any additional shares other than the Preferred Shares and Common Shares issued under the Fund's Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Board. Any additional offering of shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding voting securities.

     The Common Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange under the symbol "FPT".

     The Fund's NAV per share generally increases when interest rates decline and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. NAV will be reduced immediately following the offering of Common Shares by the amount of the sales load and organizational and offering expenses paid by the Fund. See "Use of Proceeds."

     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell Common Shares already held, the Common Shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund that invest primarily in investment grade tax exempt securities have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors and you should not purchase the Common Shares if you intend to sell them soon after purchase. See "Preferred Shares and Leverage" and the Statement of Additional Information under "Repurchase of Common Shares."

Preferred Shares

     The Fund's Agreement and Declaration of Trust provides that the Board may authorize and issue Preferred Shares with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

     The Board has indicated its intention to authorize an offering of Preferred Shares, representing approximately 38% of the Fund's capital, immediately after the Preferred Shares are issued, within approximately one to three months after completion of this offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the potential benefits to the Common Shareholders described in this prospectus. The Fund may conduct other offerings of Preferred Shares in the future. The Board also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's capital. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Fund's Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term tax exempt debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the Preferred Shareholders will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund.

     Voting Rights. The 1940 Act requires that Preferred Shareholders, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the Preferred Shareholders have the right to elect a majority of the Trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, Preferred Shareholders will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of Preferred Shareholders so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of Preferred Shareholders described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

     The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Agreement and Declaration of Trust. The Board, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

                CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

     The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

     In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person, including its affiliates and associates, who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

     o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     o the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

     o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     o the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund will be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to the Common Shares. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at NAV plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

     To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities," as defined in the 1940 Act, of the Fund will be required.

     For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required. The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                                 CLOSED-END FUND STRUCTURE

     The Fund is a newly organized, diversified, closed-end management investment company, commonly referred to as a closed-end fund. Closed-end funds differ from open-end funds, which are generally referred to as mutual funds, in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "NAV," less any applicable redemption fee or "back end" sales charge. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board might consider from time to time engaging in open-market repurchases, tender offers for Common Shares or other programs intended to reduce the discount. There is no guarantee or assurance that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the Comm Shares trading at a price equal or close to NAV per share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

                                REPURCHASE OF COMMON SHARES

     Shares of closed-end investment companies often trade at a discount to their NAVs, and the Fund's Common Shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Fund's NAV, general market and economic conditions and other factors beyond the control of the Fund. See "Net Asset Value." Although the Fund's Common Shareholders will not have the right to redeem their Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares. This may have the effect of reducing any market discount from NAV. There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price which approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal stock exchange on which the Common Shares are traded.

                                        TAX MATTERS

Federal Tax Matters

     The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the Common Shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

     The Fund invests primarily in securities the income of which is exempt from federal income tax, including AMT. Consequently, the regular monthly dividends you receive will generally be exempt from Federal income tax, including AMT. A portion of these dividends, however, may be subject to AMT.

     Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any taxable income or realized capital gains. Distributions of net short-term gains are taxable as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Common Shares. Dividends will not qualify for a dividends received deduction generally available to corporate shareholders.

     Each year, you will receive a year-end statement designating the amounts of tax exempt dividends, capital gain dividends and ordinary income dividends paid to you during the preceding year, including the source of investment income by state. You will receive this statement from the firm where you purchased your Common Shares if you hold your investment in street name. The Fund will send you this statement if you hold your Common Shares in registered form.

     The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

     In order to avoid corporate taxation of its taxable income and be permitted to pay tax exempt dividends, the Fund must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to make such an election and meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Fund's earnings and profits. In particular, in order for the Fund to pay tax exempt dividends, at least 50% of the value of the Fund's total assets must consist of tax exempt obligations on a quarterly basis. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay tax exempt dividends and your distributions attributable to interest received by the Fund from any source would be taxable as ordinary income to the extent of the Fund's earnings and profits.

     The Fund may at times buy tax exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of any market discount that is other than de minimis will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

     The Fund may be required to withhold taxes on certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax exempt dividend income is taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you may not be permitted to deduct the interest on that loan. Under federal income tax rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in Common Shares upon the deductibility of interest payable by the holder.

State and Local Tax Matters

     The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, the portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of that state's securities and its political subdivisions and instrumentalities is exempt from that state's income tax. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult with their own tax advisors about state and local tax matters.

      Please refer to the Statement of Additional Information for more detailed information. You are urged to consult your tax advisor.

                                        UNDERWRITING

     Subject to the terms and conditions of a purchase agreement dated December 19, 2002, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter the number of Common Shares set forth opposite the name of such underwriter.

            Underwriter                    Number of Common Shares

Merrill Lynch, Pierce, Fenner & Smith
      Incorporated                                1,230,000
Prudential Securities Incorporated                1,000,000
A.G. Edwards & Sons, Inc.                          335,000
RBC Dain Rauscher Inc.                             335,000
Wells Fargo Securities, LLC                        335,000
Advest, Inc.                                                195,000
Robert W. Baird & Co. Incorporated                 195,000
BB&T Capital Markets, a subsidiary of
      Scott & Stringfellow, Inc.                   195,000
Fahnestock & Co. Inc.                              195,000
Ferris, Baker Watts, Incorporated                  195,000
Janney Montgomery Scott LLC                        195,000
McDonald Investments Inc., a KeyCorp Company       195,000
Parker/Hunter Incorporated                         195,000
Quick & Reilly, Inc.                               195,000
Stephens Inc.                                               195,000
Stifel, Nicolaus & Company, Incorporated           195,000
CIBC World Markets Corp.                           80,000
Deutsche Bank Securities, Inc.                     80,000
Salomon Smith Barney Inc.                          80,000
US Bancorp Piper Jaffray                           80,000
Wachovia Securities, Inc.                          80,000
William Blair & Company, L.L.C.                    40,000
Crowell, Weedon & Co.                              40,000
Legg Mason Wood Walker, Incorporated               40,000
Morgan Keegan & Company, Inc.                      40,000
Allen & Co. of Florida, Inc.                       20,000
Arthurs, Lestrange & Company, Incorporated         20,000
Brean Murray & Co., Inc.                           20,000
Chatsworth Securities LLC                          20,000
D.A. Davidson & Co.                                20,000
Gilford Securities Incorporated                    20,000
Howe Barnes Investments, Inc.                      20,000
J.J.B. Hilliard, W.L. Lyons, Inc.                  20,000
Johnston, Lemon & Co. Incorporated                 20,000
Mesirow Financial, Inc.                            20,000
Needham & Company, Inc.                            20,000
David A. Noyes & Company                           20,000
Pacific Crest Securities, Inc.                     20,000
Peacock, Hilsop, Staley & Givens, Inc.             20,000
Ramirez & Co., Inc.                                20,000
Sands Brothers & Co., Ltd.                         20,000
Sterling Financial Investment Group, Inc.          20,000
SWS Securities, Inc.                               20,000
The Seidler Companies Incorporated                 20,000
Torrey Pines Securities                            20,000
Utendahl Capital Partners, L.P.                    20,000
C.E. Unterberg, Towbin                             20,000
Wedbush Morgan Securities, Inc.                    20,000

            Total................................              6,400,000

     The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel under the purchase agreement and to certain other conditions. The underwriters are obligated to purchase all of the Common Shares (other than those covered by the over-allotment described below) if any of the Common Shares are purchased. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.


     The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $.45 per share. The sales load the Fund will pay of $.675 per Common Share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

     The following table shows the public offering price, sales load and proceeds before and after expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.


                                             Without      With
                                Per Share    Option      Option

Public offering price                      $15.00    $96,000,000    $110,400,000
Sales load                                 $.675    $4,320,000      $4,968,000
Proceeds, before expenses, to the Fund     $14.325   $91,680,000    $105,432,000
Proceeds, after expenses, to the Fund      14.295   $91,488,000     $105,211,200

     The expenses of the offering are estimated at $192,000 and are payable by the Fund. The Fund has agreed to pay the underwriters $.005 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The Adviser has agreed to pay organizational expenses and offering costs of the Fund (other than sales load, but including the reimbursement of underwriters expenses) that exceed $.03 per Common Share.

     The Fund has granted the underwriters an option to purchase up to 960,000 additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments.  If  the  underwriters  exercise  this  option,  each  will  be obligated,  subject  to  conditions  contained  in the  purchase  agreement,  to purchase a number of additional Common Shares proportionate to that underwriter's initial amount reflected in the above table.

     Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing Common Shares. However, the representatives may engage in transactions that stabilize the price of Common Shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of Common Shares to stabilize its price or to reduce a short position may cause the price of Common Shares to be higher than it might be in the absence of such purchases.

     Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of Common Shares. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and the sale of Common Shares pursuant to the Fund's Dividend Reinvestment Plan.

     The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market markers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

     The Common Shares will be sold to ensure that New York Stock Exchange distribution standards (round lots, public shares and aggregate market value) will be met.

     The Adviser has agreed to pay a fee to Merrill Lynch payable quarterly at the annual rate of 0.10% of the Fund's Managed Assets during the continuance of the investment management agreement or other advisory agreement between the Adviser and the Fund. The sum of this fee plus the amount of the expense reimbursement of $.005 per Common Share payable by the Fund to the underwriters will not exceed 4.5% of the total price to the public of the Common Shares offered hereby; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. Merrill Lynch has agreed to provide certain after-market support services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis, to provide relevant information, studies or reports regarding the Fund and the closed-end investment company and asset management industries and to provide information to and consult with the Adviser with respect to applicable strategies designed to address market discounts, if any.

     The Adviser has also agreed to pay a fee to certain underwriters (other than Merrill Lynch) that sell Common Shares in the initial public offering quarterly at the annual rate of up to 0.10% of the Fund's average daily net assets attributable to Common Shares sold through such underwriters (including a proportionate share of assets attributable to any Preferred Shares that may be outstanding) during the continuance of the investment management agreement. The maximum amount of this fee will not exceed 4.5% of the aggregate initial offering price of the Common Shares sold by such broker-dealers; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. Such underwriters also have agreed to provide certain after-market services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

     The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

                                CUSTODIAN AND TRANSFER AGENT

     The  Custodian  of the  assets of the Fund is State  Street  Bank and Trust
Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011, will serve as the Fund's Transfer Agent and Dividend Disbursing Agent.

                                       LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Dickstein Shapiro Morin & Oshinsky LLP and for the underwriters by Clifford Chance US LLP, New York, New York. Dickstein Shapiro Morin & Oshinsky LLP and Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Reed Smith LLP.


               TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                       Page

Use of Proceeds.......................................................  2
Investment Strategies..............................................     2
Fundamental Investment Objective, Policy and Limitations............    2
Non-Fundamental Investment Policies.................................    4
Investment Securities................................................   5
Management of the Fund...............................................  11
Brokerage Transactions...............................................  19
Description of Shares................................................. 19
Repurchase of Common Shares........................................... 20
Tax Matters........................................................... 22
Performance Related and Comparative Information....................... 27
Federated Investors, Inc.............................................. 29
Experts............................................................... 30
Additional Information................................................ 30
Independent Auditors' Report...........................................30
Financial Statements...................................................32
APPENDIX A Ratings of Investments......................................34




                                      6,400,000 Shares




                    Federated Premier Intermediate Municipal Income Fund




                                       Common Shares
                                      $15.00 Per Share




                                         PROSPECTUS



Merrill Lynch & Co.                                  Prudential Securities

A.G. Edwards & Sons, Inc.   RBC Capital Markets                Wells Fargo
                                                           Securities, LLC

Advest, Inc.               Robert W. Baird & Co.     BB&T Capital Markets,
                                                     a subsidiary of Scott
                                                      & Stringfellow, Inc.

Fahnestock & Co. Inc.       Ferris, Baker Watts          Janney Montgomery
                                Incorporated                     Scott LLC

McDonald Investments Inc.      Parker/Hunter          Quick & Reilly, Inc.
                                Incorporated                             .
Stephens Inc.                                  Stifel, Nicholaus & Company
                                                              Incorporated











                                     December 19, 2002



CUSIP 31423M105






FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

     Federated Premier Intermediate Municipal Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated December 19, 2002. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such Common Shares. A copy of the prospectus may be obtained without charge by calling 1-800-341-7400. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS
                                                                    Page

Use Of Proceeds........................................................2
Investment Strategies..................................................2
Fundamental Investment Objective, Policy And Limitations...............2
Non-Fundamental Investment Policies....................................2
Investment Securities..................................................2
Management Of The Fund.................................................2
Brokerage Transactions.................................................2
Description Of Shares..................................................2
Repurchase Of Common Shares............................................2
Tax Matters............................................................2
Performance And Related Comparative Information........................2
Federated Investors, Inc...............................................2
Experts................................................................2
Additional Information.................................................2
Independent Auditors' Report...........................................2
Financial Statements...................................................2
Appendix A Ratings Of Investments......................................2

This Statement of Additional Information is dated December 19, 2002.


                                             55
                                      USE OF PROCEEDS

     Pending investment in tax exempt securities that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in high-quality, short-term tax exempt money market securities or in high-quality tax exempt securities with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments, short-term taxable investments the income on which is subject to federal regular income tax, and securities of other open- or closed-end investment companies that invest primarily in tax exempt securities of the type in which the Fund may invest directly.

                                   INVESTMENT STRATEGIES

     Under normal circumstances, the Fund will maintain a dollar-weighted average portfolio maturity of 15 to 30 years and a dollar-weighted average duration of 7 to 13 years.

     The Fund's average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that: (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand; (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand; and (4) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of the Fund is dollar weighted based upon the market value of the Fund's securities at the time of calculation.

     The Fund cannot accurately predict its portfolio turnover rate but anticipates that its annual portfolio turnover rate will not exceed 100%. The Fund generally will not trade securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

                  FUNDAMENTAL INVESTMENT OBJECTIVE, POLICY AND LIMITATIONS

     The following fundamental investment objective, policy and limitations may not be changed by the Fund's Board without the approval of the holders of a majority of (1) the outstanding Common Shares and Preferred Shares (if any) voting together as a class, and (2) the outstanding Preferred Shares (if any), voting as a separate class. When used with respect to particular shares of the Fund, "majority of the outstanding" means (a) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares, whichever is less.

Investment Objectives

     The Fund's investment objective is to provide current income exempt from federal income tax, including AMT.

Investment Policy

     The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax.

Investment Limitations

   Concentration

     The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, but may invest more than 25% of its total assets in securities of issuers in the same economic sector.

   Diversification of Investments

     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

   Underwriting

     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

   Investing in Real Estate

     The Fund will not buy or sell real estate, although it may invest in tax exempt securities secured by real estate or interests in real estate.

   Investing in Commodities

     The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, swap transactions, and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

   Lending

     The Fund will not make loans, but may acquire publicly or non-publicly issued tax exempt securities as permitted by its investment objective, policies and limitations.

   Borrowing Money and Issuing Senior Securities

     The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (the "1940 Act").

     For purposes of applying the concentration limitation, securities of the U.S. government, its agencies or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations.

     For the purpose of applying the concentration limitation, a non-governmental issuer will be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it will also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

                            NON-FUNDAMENTAL INVESTMENT POLICIES

     The Fund is also subject to the following non-fundamental investment policies, which may be changed by the Board without shareholder approval.

Short Sales

     The Fund will not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

Investing in Other Investment Companies

     The Fund may purchase securities of open-end or closed-end investment companies in compliance with the 1940 Act or any exemptive relief obtained thereunder.

Exercise of Control

     The Fund will not purchase securities of companies for the purpose of exercising control.

                                   INVESTMENT SECURITIES

     The  following  information   supplements  the  discussion  of  the  Fund's
investment securities that are described in the prospectus.

Fixed Income Securities

     Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

     A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

     The Fund may invest in tax exempt securities, which pay interest that is not subject to regular income taxes, including AMT. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

     Following is a description of non-principal tax exempt securities in which the Fund may invest.

     Variable Rate Demand Instruments. Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 13 months.

     Municipal Notes. Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

     Tax Increment Financing Bonds. Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

     Municipal Mortgage Back Securities. Municipal mortgage backed securities are special revenue bonds the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Municipal mortgage backed securities generally have fixed interest rates.

     PACS. PACs (planned amortization classes) are a sophisticated form of mortgage backed security issued with a companion class. PACs receive principal payments and prepayments at a specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.

Credit Enhancement

     Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to a security's holders. Each form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Structured Notes

     The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets, such as indices reflecting taxable and tax exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable  conventional  note.  The rate of return on  structured  notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and thereby decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax. The Fund will only invest in structured notes if it has received an opinion of counsel for the issuer (or the advice of another authority believed by the Adviser to be reliable) that the interest income on the notes will be exempt from federal income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

Derivative Contracts

     Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

     Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

     For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

     The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

     Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to liquidity, leverage and tax risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

     The Fund may trade in the following types of derivative contracts, as well as combinations of these contracts, including, but not limited to, options on futures contracts, options on forward contracts and options on swaps.

     Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset or instrument at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

     The Fund may buy or sell the interest rate futures contracts and index financial futures contracts. The Fund may also buy or sell futures contracts on tax exempt securities and U.S. government and agency securities.

     Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset or instrument from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset or instrument to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. If the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

     Swaps.  Swaps are  contracts  in which two parties  agree to pay each other
(swap) the returns derived from underlying assets or instruments with differing characteristics. Most swaps do not involve the delivery of the underlying assets or instruments by either party, and the parties might not own the assets or instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Fund may use include:

     Interest Rate Swaps. Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated, notional principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same notional principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million notional principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million notional principal amount.

     Caps and Floors. Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (cap) or below (floor) a certain level in return for a fee from the other party.

     Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or instrument during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset or instrument.

     Municipal Market Data Rate Locks. The Fund may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by the Fund.

Short Sales

     The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Although short sale transactions are not currently available with respect to Municipal Bonds, the Fund may engage in short sales on taxable bonds and on futures contracts with respect to Municipal Bonds and taxable bonds.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Investing In Securities Of Other Investment Companies

     The Fund may invest its assets in securities of other open-end or closed-end investment companies, including the securities of affiliated investment companies, as an efficient means of carrying out its investment policies and managing its uninvested cash.

Temporary Defensive Investments

     The Fund may make temporary defensive investments in the following taxable securities:

     Treasury Securities. Treasury securities are direct obligations of the federal government of the United States.

     Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity ("GSE") acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

     Bank Instruments. Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances.

     Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities.

     Commercial Paper. Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

     Repurchase Agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and place. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

     The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

      Repurchase agreements are subject to credit risks.

                                   MANAGEMENT OF THE FUND

Board of Trustees

     The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 44 investment companies (comprising 139 portfolios). Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios.


Interested Trustees Background And Compensation

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                                               Total
                                                                               Compensation
                                                                  Aggregate    From
Name Birth Date                                                   Compensation Fund and
Address          Principal Occupation(s) for Past Five Years,     From         Federated
Positions Held   Other Directorships Held and Previous Positions  Fund +       Fund
with Fund                                                                      Complex
                                                                               (past
                                                                               calendar
                                                                               year)

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
John F.          Principal Occupations: Chairman and Director or  $0         $0
Donahue* Birth   Trustee of the Federated Fund Complex; Chairman
Date: July28,    and Director, Federated Investors, Inc.;
1924 CHAIRMAN    Chairman, Federated Investment Management
AND              Company, Federated Global Investment Management
TRUSTEE(1)(2)    Corp. and Passport Research, Ltd. Previous
                 Positions: Trustee, Federated Investment
                 Management Company and Chairman and Director,
                 Federated Investment Counseling.

J. Christopher   Principal Occupations: President and Chief       $0         $0
Donahue* Birth   Executive Officer of the Federated Fund
Date: April11,   Complex; Director or Trustee of some of the
1949 PRESIDENT   Funds in the Federated Fund Complex; President,
AND              Chief Executive Officer and Director, Federated
TRUSTEE(1)(2)    Investors, Inc.; President, Chief Executive
                 Officer and Trustee, Federated Investment
                 Management Company; Trustee, Federated
                 Investment Counseling; President, Chief
                 Executive Officer and Director, Federated
                 Global Investment Management Corp.; President
                 and Chief Executive Officer, Passport Research,
                 Ltd.; Trustee, Federated Shareholder Services
                 Company; Director, Federated Services Company.
                 Previous Position: President, Federated
                 Investment Counseling.

Lawrence D.      Principal Occupations: Director or Trustee of    $0         $117,117.17
Ellis, M.D.*     the Federated Fund Complex; Professor of
Birth Date:      Medicine, University of Pittsburgh; Medical
October11, 1932  Director, University of Pittsburgh Medical
3471 Fifth       Center Downtown; Hematologist, Oncologist and
Avenue Suite     Internist, University of Pittsburgh Medical
1111             Center. Other Directorships Held: Member,
Pittsburgh, PA   National Board of Trustees, Leukemia Society of
TRUSTEE(1)(2)    America. Previous Positions: Trustee,
                 University of Pittsburgh; Director, University
                 of Pittsburgh Medical Center.

*     Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with
Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested"
because his son-in-law is employed by, Federated Securities Corp., a subsidiary of
Federated Investors, Inc.
+ Board members will not receive compensation from the Fund during the Fund's first fiscal year.  Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the
Federated Fund Complex based on the net assets of each such fund.

Independent Trustees Background And Compensation

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name Birth Date   Principal Occupation(s) for Past Five Years,    Aggregate    Total
Address           Other Directorships Held and Previous           Compensation Compensation
Positions Held    Positions                                       From         From
with Fund                                                         Fund         Fund and
                                                                  (past        Federated
                                                                  fiscal       Fund
                                                                  year)+       Complex
                                                                               (past
                                                                               calendar
                                                                               year)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Thomas G.         Principal Occupation: Director or Trustee of    $0         $128,847.72
Bigley Birth      the Federated Fund Complex. Other
Date:             Directorships Held: Director, Member of
February3, 1934   Executive Committee, Children's Hospital of
15 Old Timber     Pittsburgh; Director, Member of Executive
Trail             Committee, University of Pittsburgh. Previous
Pittsburgh, PA    Position: Senior Partner, Ernst & Young LLP.
 TRUSTEE(1)(2)

John T. Conroy,   Principal Occupations: Director or Trustee of   $0         $128,847.66
Jr. Birth Date:   the Federated Fund Complex; Chairman of the
June23, 1937      Board, Investment Properties Corporation;
Grubb &           Partner or Trustee in private real estate
Ellis/Investment  ventures in Southwest Florida. Previous
Properties        Positions: President, Investment Properties
Corporation       Corporation; Senior Vice President, John R.
3838 Tamiami      Wood and Associates, Inc., Realtors;
Trail North       President, Naples Property Management, Inc.
Naples, FL        and Northgate Village Development Corporation.
TRUSTEE(1)(2)

Nicholas P.       Principal Occupation: Director or Trustee of    $0         $126,923.53
Constantakis      the Federated Fund Complex; Previous
Birth Date:       Position:  Partner, Andersen Worldwide SC
September3,       (prior to 9/1/97). Other Directorships Held:
1939 175          Director, Michael Baker Corporation
Woodshire Drive   (engineering and energy services worldwide).
Pittsburgh, PA
 TRUSTEE (1)(2)

John F.           Principal Occupation: Director or Trustee of    $0         $115,368.16
Cunningham        the Federated Fund Complex. Other
Birth Date:       Directorships Held: Chairman, President and
March5, 1943      Chief Executive Officer, Cunningham & Co.,
353 El Brillo     Inc. (strategic business consulting); Trustee
Way Palm Beach,   Associate, Boston College. Previous Positions:
FL TRUSTEE(1)(2)  Director, Redgate Communications and EMC
                  Corporation (computer storage systems);
                  Chairman of the Board and Chief Executive
                  Officer, Computer Consoles, Inc.; President
                  and Chief Operating Officer, Wang
                  Laboratories; Director, First National Bank of
                  Boston; Director, Apollo Computer, Inc.

Peter E. Madden   Principal Occupation: Director or Trustee of    $0         $117,117.14
Birth Date:       the Federated Fund Complex; Management
March16, 1942     Consultant. Previous Positions:
One Royal Palm    Representative, Commonwealth of Massachusetts
Way 100 Royal     General Court; President, State Street Bank
Palm Way Palm     and Trust Company and State Street Corporation
Beach, FL         (retired); Director, VISA USA and VISA
TRUSTEE(1)(2)     International; Chairman and Director,
                  Massachusetts Bankers Association; Director,
                  Depository Trust Corporation; Director, The
                  Boston Stock Exchange.

Charles F.        Principal Occupations: Director or Trustee of   $0         $128,847.66
Mansfield, Jr.    the Federated Fund Complex; Management
Birth Date:       Consultant; Executive Vice President, DVC
April10, 1945     Group, Inc. (marketing, communications and
80 South Road     technology) (prior to 9/1/00). Previous
Westhampton       Positions: Chief Executive Officer, PBTC
Beach, NY         International Bank; Partner, Arthur Young &
TRUSTEE(1)(2)     Company (now Ernst & Young LLP); Chief
                  Financial Officer of Retail Banking Sector,
                  Chase Manhattan Bank; Senior Vice President,
                  HSBC Bank USA (formerly, Marine Midland Bank);
                  Vice President, Citibank; Assistant Professor
                  of Banking and Finance, Frank G. Zarb School
                  of Business, Hofstra University.

John E. Murray,   Principal Occupations: Director or Trustee of   $0         $117,117.14
Jr., J.D.,        the Federated Fund Complex; Chancellor and Law
S.J.D. Birth      Professor, Duquesne University; Consulting
Date:             Partner, Mollica & Murray. Other Directorships
December20,       Held: Director, Michael Baker Corp.
1932              (engineering, construction, operations and
Chancellor,       technical services). Previous Positions:
Duquesne          President, Duquesne University; Dean and
University        Professor of Law, University of Pittsburgh
Pittsburgh, PA    School of Law; Dean and Professor of Law,
TRUSTEE(1)(2)     Villanova University School of Law.

Marjorie P.       Principal Occupations: Director or Trustee of   $0         $117,117.17
Smuts Birth       the Federated Fund Complex; Public Relations/
Date: June21,     Marketing Consultant/Conference Coordinator.
1935 4905         Previous Positions: National Spokesperson,
Bayard Street     Aluminum Company of America; television
Pittsburgh, PA    producer; President, Marj Palmer Assoc.;
TRUSTEE(1)(2)     Owner, Scandia Bord.


+ Board members will not receive compensation from the Fund during the Fund's first fiscal year.  Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the
Federated Fund Complex based on the net assets of each such fund.

---------------------------------------------------------------------------------------
Name Birth Date   Principal Occupation(s) for Past Five Years,    Aggregate    Total
Address           Other Directorships Held and Previous           Compensation Compensation
Positions Held    Positions                                       From         From
with Fund                                                         Fund         Fund and
                                                                  (past        Federated
                                                                  fiscal       Fund
                                                                  year)+       Complex
                                                                               (past
                                                                               calendar
                                                                               year)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
John S. Walsh     Principal Occupations: Director or Trustee of   $0         $117,117.17
Birth Date:       the Federated Fund Complex; President and
November28,       Director, Heat Wagon, Inc. (manufacturer of
1957 2604         construction temporary heaters); President and
William Drive     Director, Manufacturers Products, Inc.
Valparaiso, IN    (distributor of portable construction
 TRUSTEE(1)(2)    heaters); President, Portable Heater Parts, a
                  division of Manufacturers Products, Inc. Other
                  Directorships Held: Director, Walsh & Kelly,
                  Inc. (heavy highway contractor). Previous
                  Position: Vice President, Walsh & Kelly, Inc.


OFFICERS**

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name Birth       Principal Occupation(s) and Previous Positions
Date Address
Positions Held
with Fund
---------------------------------------------------------------------------------------
John W.          Principal Occupations: Executive Vice President and Secretary of the
McGonigle        Federated Fund Complex; Executive Vice President, Secretary and
Birth Date:      Director, Federated Investors, Inc. Previous Positions: Trustee,
October26,       Federated Investment Management Company and Federated Investment
1938 EXECUTIVE   Counseling; Director, Federated Global Investment Management Corp.,
VICE PRESIDENT   Federated Services Company and Federated Securities Corp.
AND SECRETARY

Richard J.       Principal Occupations: Treasurer of the Federated Fund Complex;
Thomas Birth     Senior Vice President, Federated Administrative Services. Previous
Date: June17,    Positions: Vice President, Federated Administrative Services; held
1954 TREASURER   various management positions within Funds Financial Services
                 Division of Federated Investors, Inc.

Richard B.       Principal Occupations: President or Vice President of some of the
Fisher Birth     Funds in the Federated Fund Complex; Vice Chairman, Federated
Date: May17,     Investors, Inc.; Chairman, Federated Securities Corp. Previous
1923 VICE        Positions: Director or Trustee of some of the Funds in the Federated
PRESIDENT        Fund Complex; Executive Vice President, Federated Investors, Inc.
                 and Director and Chief Executive Officer, Federated Securities Corp.

William D.       Principal Occupations: Chief Investment Officer of this Fund and
Dawson III       various other Funds in the Federated Fund Complex; Executive Vice
Birth Date:      President, Federated Investment Counseling, Federated Global
March3, 1949     Investment Management Corp., Federated Investment Management Company
CHIEF            and Passport Research, Ltd.; Director, Federated Global Investment
INVESTMENT       Management Corp. and Federated Investment Management Company;
OFFICER          Portfolio Manager, Federated Administrative Services; Vice
                 President, Federated Investors, Inc. Previous Positions: Executive
                 Vice President and Senior Vice President, Federated Investment
                 Counseling Institutional Portfolio Management Services Division;
                 Senior Vice President, Federated Investment Management Company and
                 Passport Research, Ltd.

Mary Jo Ochson   Mary Jo Ochson is the Portfolio Manager of the Fund. She is Vice
Birth Date:      President of the Fund.  Ms. Ochson joined Federated in 1982 and has
September 12,    been a Senior Portfolio Manager and a Senior Vice President of the
1953 SENIOR      Fund's Adviser since 1996. From 1988 through 1995, Ms. Ochson served
VICE PRESIDENT   as a Portfolio Manager and a Vice President of the Fund's Adviser.
                 Ms. Ochson is a Chartered Financial Analyst and received her M.B.A.
                 in Finance from the University of Pittsburgh.

+ Board members will not receive compensation from the Fund during the Fund's first fiscal year.  Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the
Federated Fund Complex based on the net assets of each such fund.

(1)   After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of trustees for which he or she serves:
   -- Messrs. John F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., and John S. Walsh, as
   Class I trustees, are expected to stand for re-election at the Fund's 2004 meeting of shareholders.
   -- Messrs. J. Christopher Donahue, Nicholas P. Constantakis, John F. Cunningham, and
   Majorie P. Smuts, as Class II trustees, are expected to stand for re-election at the
   Fund's 2005 meeting of shareholders.

     -- Messrs.  Lawrence D. Ellis, M.D., Peter E. Madden, Charles F. Mansfield,
Jr. and John E. Murray, Jr., J.D, S.J.D., as Class III trustees, are expected to stand for re-election at the Fund's 2006 meeting of shareholders.


**    Officers do not receive any compensation from the Fund.

     Thomas R. Donahue,  Chief Financial Officer, Vice President,  Treasurer and
Assistant Secretary of Federated Investors, Inc. and an officer of its various advisory and underwriting subsidiaries, has served as a Term Member on the Board of Directors of Duquesne University, Pittsburgh, Pennsylvania, since May 12,
2000.  Mr. John E. Murray,  Jr., an Independent  Trustee of the Fund,  served as
President of Duquesne from 1988 until his retirement from that position in 2001, and became Chancellor of Duquesne on August 15, 2001. It should be noted that Mr. Donahue abstains on any matter that comes before Duquesne's Board that affects Mr. Murray personally.

Committees of the Board
 --------------------------------------------------------------------------------------
                                                                               Meetings
                                                                               Held
                                                                               During
                                                                               Last
 Board     Committee                                                           Fiscal
 Committee Members          Committee Functions                                Year
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Executive John F.          In between meetings of the full Board, the         NA
           Donahue John     Executive Committee generally may exercise all
           E. Murray,       the powers of the full Board in the management
           Jr., J.D.,       and direction of the business and conduct of the
           S.J.D.           affairs of the Fund in such manner as the
                            Executive Committee shall deem to be in the best
                            interests of the Fund. However, the Executive
                            Committee cannot elect or remove Board members,
                            increase or decrease the number of Trustees,
                            elect or remove any Officer, declare dividends,
                            issue shares or recommend to shareholders any
                            action requiring shareholder approval.

 Audit     Thomas G.        The Audit Committee reviews and recommends to      NA
           Bigley John T.   the full Board the independent auditors to be
           Conroy, Jr.      selected to audit the Fund's financial
           Nicholas P.      statements; meets with the independent auditors
           Constantakis     periodically to review the results of the audits
           Charles F.       and report the results to the full Board;
           Mansfield, Jr.   evaluates the independence of the auditors,
                            reviews legal and regulatory matters that may
                            have a material effect on the financial
                            statements, related compliance policies and
                            programs, and the related reports received from
                            regulators; reviews the Fund's internal audit
                            function; review compliance with the Fund's code
                            of conduct/ethics; review valuation issues;
                            monitors inter-fund lending transactions;
                            reviews custody services and issues and
                            investigate any matters brought to the
                            Committee's attention that are within the scope
                            of its duties.

     Board Ownership of Shares in the Fund and in the Federated Family of Investment Companies

 --------------------------------------------


                                Aggregate
                      Dollar    Dollar
                      Range     Range of
                      of        Shares
 Interested Board     Shares    Owned in
 Member Name          Owned     Federated
                      in Fund   Family of
                                Investment
                                Companies
 --------------------------------------------
 --------------------------------------------
 John F. Donahue      $0        Over
                                $100,000
 J. Christopher       $0        Over
 Donahue                        $100,000
 Lawrence D. Ellis,   $0        Over
 M.D.                           $100,000

 Independent Board
 Member Name
 Thomas G. Bigley     $0        Over
                                $100,000
 John T. Conroy, Jr.  $0        Over
                                $100,000
 Nicholas P.          $0        Over
 Constantakis                   $100,000
 John F. Cunningham   $0        Over
                                $100,000
 Peter E. Madden      $0        Over
                                $100,000
 Charles F.           $0        $50,001 -
 Mansfield, Jr.                 $100,000
 John E. Murray,      $0        Over
 Jr., J.D., S.J.D.              $100,000
 Marjorie P. Smuts    $0        Over
                                $100,000
 John S. Walsh        $0        Over
                                $100,000


Code of Ethics

     As required by SEC rules, the Fund, its Adviser, and the Fund's principal underwriters have adopted codes of ethics. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are available on the EDGAR Database on the Security and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Adviser

     The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the investment advisory services and facilities provided by the Adviser a fee payable monthly in arrears at an annual rate equal to 0.55% of the average daily value of the Fund's Managed Assets (the "Management Fee"). The Adviser has contractually agreed to waive receipt of a portion of its Management Fee in the amount of 0.20% of the average daily value of the Fund's Managed Assets for the first five years of the Fund's operations (through December 31, 2007), and for a declining amount for an additional three years (through December 31, 2010). Managed Assets means the total assets of the Fund including any assets attributable to any Preferred Shares or borrowings that may be outstanding, minus the sum of accrued liabilities (other than indebtedness attributable to financial leverage). The liquidation preference on the Preferred Shares is not a liability. This means that during periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund's Managed Assets, which include those assets purchased with leverage.

     The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Fund.

     As required by the 1940 Act, the Board has reviewed the Fund's investment advisory contract. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to other funds in the Federated Fund family ("Federated Funds").

     The Board also considered the compensation and benefits received by the Adviser. This includes fees to be received for services provided to the Fund by other entities in the Federated organization and research services to be received by the Adviser from brokers that execute Fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's services and fee. The Fund's Board is aware of these factors and has taken them into account in its review of the Fund's advisory contract.

     The Board considered and weighed these circumstances in light of its accumulated experience in working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requested and received a significant amount of information about the Fund, the Federated Funds and the Federated organization. Thus, the Board's evaluation of the Fund's advisory contract included an analysis of reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; the short- and long-term performance of other Federated Funds (in absolute terms as well as in relationship to their particular investment programs and certain competitor or "peer group" funds) and comments on the reasons for performance; the Fund's proposed expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the possible use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated Funds and the Federated companies that service them; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them.

     The Board also received financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as administrator and transfer agent to the Federated Funds). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute fund trades.

     The Board based its decision to approve the Fund's advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board did not consider any one of the factors and considerations identified above to be determinative. Because the totality of circumstances included considering the relationship of each Fund to the Federated Funds, the Board did not approach consideration of the Fund's advisory contract as if that were the only Federated Fund.

Custodian

     State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

Transfer Agent and Dividend Disbursing Agent

     EquiServe Trust Company, N.A. maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

Independent Auditors

     The independent auditor for the Fund, Ernst & Young LLP, conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

                                   BROKERAGE TRANSACTIONS

     When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds under common control with the Fund. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

     Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the accounts(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

                                   DESCRIPTION OF SHARES

Common Shares

     The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

     Although the terms of any Preferred Share issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Fund currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the prospectus.

     If the Board determines to proceed with an offering of Preferred Shares, the terms of Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Fund's Agreement and Declaration of Trust. The Board, without the approval of Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Other Shares

     The Board (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the Common Shareholders or Preferred Shareholders, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares and the Preferred Shares.

                                REPURCHASE OF COMMON SHARES

     The Fund is a closed-end management investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels
(which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Fund's Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such Common Shares in the open market or in private transactions, the making of a tender offer for such Common Shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such Common Shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act;
(2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

     Before deciding whether to take any action if the Common Shares trade below NAV, the Fund's Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                        TAX MATTERS

     The following is a description of certain federal income tax consequences to a shareholder of acquiring, holding and disposing of Common Shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

     The Fund intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Fund will not be subject to federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (1) its "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (2) its net tax exempt interest (the excess of its gross tax exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a special taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Distributions by the Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Fund) and generally will not qualify for the dividends received deduction in the case of corporate shareholders. Net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends, capital gain distributions or exempt-interest dividends (as defined below) will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     The Fund intends to invest in sufficient tax exempt securities to permit payment of "exempt-interest dividends" (as defined in the Code). Except as provided below, exempt-interest dividends paid to Common Shareholders are not includable in the holder's gross income for federal income tax purposes.

     If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the holder of common shares) on December 31.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its Preferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between Common Shareholders and Preferred Shareholders in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

     Exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Common Shareholders as items of interest excluded from their gross income, each Common Shareholder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a "substantial user," or a "related person" of a substantial user, of the facilities financed with respect to any of the tax exempt obligations held by the Fund.

     Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain "private activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. In addition, for corporations alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Accordingly, investment in the Fund could cause Common Shareholders to be subject to or result in an increased liability under the AMT. The Fund will annually supply Common Shareholders a report indicating the amount and nature of amounts distributed to them.

     The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders who hold their Common Shares as capital assets. Generally, a Common Shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax exempt interest income. In addition, gain realized by the Fund from the disposition of a tax exempt security that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by Common Shareholders. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains will be taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and whose holding periods began after December 31, 2000), while short-term capital gains and other ordinary income will currently be taxed at a maximum rate of 38.6%1. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing Common Shares cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such Shares within 90 days after their purchase to the extent Common Shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of Common Shares if the Common Shareholder purchases other Common Shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to Common Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of Common Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such Common Shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such Common Shares.

     In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any tax year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits. ---------- 1 The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates. ---------

     The Fund is required to withhold tax at a rate equal to the fourth lowest rate applicable to unmarried individuals (currently, 30%) on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal income taxation of the Fund and the income tax consequences to its holders of Common Shares.

                      PERFORMANCE AND RELATED COMPARATIVE INFORMATION

Tax Equivalency Table

     Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal income tax. However, some of the Fund's income may be subject to state or local taxes.

                             Taxable Yield Equivalent for 2002
                                 Multistate Municipal Fund

                                 Federal Income Tax Bracket

              10.00%    15.00%     27.00%    30.00%     35.00%    38.60%
   Joint       $0-     $12,001   $46,701-  $112,851-  $17,951-    Over
  Return      12,000   - 46,700   112,850   171,950   307,050    307,050
  Single       $0-     $6,001-   $27,951-  $67,701-   $141-251-   Over
  Return      6,000    27,950      67,700   141,250    307,050   307,050


Tax Exempt
   Yield                  Taxable Yield Equivalent

   0.50%      0.56%      0.59%     0.68%      0.71%     0.77%      0.81%
   1.00%      1.11%      1.18%     1.37%      1.43%     1.54%      1.63%
   1.50%      1.67%      1.76%     2.05%      2.14%     2.31%      2.44%
   2.00%      2.22%      2.35%     2.74%      2.86%     3.08%      3.26%
   2.50%      2.78%      2.94%     3.42%      3.57%     3.85%      4.07%
   3.00%      3.33%      3.53%     4.11%      4.29%     4.62%      4.89%
   3.50%      3.89%      4.12%     4.79%      5.00%     5.38%      5.70%
   4.00%      4.44%      4.71%     5.48%      5.71%     6.15%      6.51%
   4.50%      5.00%      5.29%     6.16%      6.43%     6.92%      7.33%
   5.00%      5.56%      5.88%     6.85%      7.14%     7.69%      8.14%
   5.50%      6.11%      6.47%     7.53%      7.86%     8.46%      8.96%
   6.00%      6.67%      7.06%     8.22%      8.57%     9.23%      9.77%
   6.50%      7.22%      7.65%     8.90%      9.29%     10.00%    10.59%
   7.00%      7.78%      8.24%     9.59%     10.00%     10.77%    11.40%
   7.50%      8.33%      8.82%     10.27%    10.71%     11.54%    12.21%
   8.00%      8.89%      9.41%     10.96%    11.43%     12.31%    13.03%
   8.50%      9.44%     10.00%     11.64%    12.14%     13.08%    13.84%
   9.00%      10.00%    10.59%     12.33%    12.86%     13.85%    14.66%
   9.50%      10.56%    11.18%     13.01%    13.57%     14.62%    15.47%
  10.00%      11.11%    11.76%     13.70%    14.29%     15.38%    16.29%
  10.50%      11.67%    12.35%     14.38%    15.00%     16.15%    17.10%
  11.00%      12.22%    12.94%     15.07%    15.71%     16.92%    17.92%

     Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

Performance Comparisons

     Advertising and sales literature may include:

     - references to ratings, rankings and financial publications and/or performance comparisons of Common Shares to certain indices;

     - charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

     - discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

     - information about the mutual fund industry from sources such as the Investment Company Institute.

     The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills. Advertisements may contain a chart showing average tax-adjusted returns and volatility of returns for the last 10 years ending October 31, 2002 for indices of municipal bonds, corporate bonds, U.S. Treasury securities, high-yield securities, mortgage-backed securities, the S&P 500, the Russell 2000 and NASDAQ.

     The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

     You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lipper Analytical Services, Inc.

     Lipper Analytical Services, Inc. ranks funds in various fund categories based on total return.

Morningstar, Inc.

     Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns.

Money

     Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Lehman Brothers Municipal Bond Index

     Lehman Brothers Municipal Bond Index is an unmanaged broad based total return performance benchmark for the long-term, investment grade bond market.

                                 FEDERATED INVESTORS, INC.

     Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

     Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

     Municipal Funds. In the municipal sector, as of December 31, 2001, Federated managed 12 bond funds with approximately $2.3 billion in assets and 22 money market funds with approximately $19.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

     The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are William D. Dawson III--Global and Fixed Income and Stephen F. Auth--Federated Global and Equity. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

                                          EXPERTS

     The financial statements of the Fund at December 16, 2002 appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                                   ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge on the EDGAR Database at the Commission's website at http://www.sec.gov or at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission. The Fund changed its name from Federated Intermediate Municipal Income Fund to Federated Premier Intermediate Municipal Income Fund on December 16, 2002.

                                INDEPENDENT AUDITORS' REPORT

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and
Board of Trustees of
Federated Premier Intermediate Municipal Income Fund

     We have audited the accompanying statement of assets and liabilities of Federated Premier Intermediate Municipal Income Fund (the Fund) as of December 16, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Federated Premier Intermediate Municipal Income Fund at December 16, 2002, in conformity with accounting principles generally accepted in the United States of America.


                                                [GRAPHIC OMITTED]

Boston, Massachusetts
December 16, 2002


                                    FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES December 16, 2002

Assets:
Cash                                                        $100,003
Deferred Offering Costs                                       200,000

Total Assets                                                  300,003

Liabilities:
            Offering Costs Payable                          (200,000)

            Total Liabilities                               (200,000)


     Net Assets (6,981  shares of $0.01 par value shares of beneficial  interest
issued and outstanding; unlimited authorized shares)        $100,003

Net Asset Value Per Share                                   $14.33
Maximum Offering Price Per Share (100 /95.50 of $14.33)     $15.00

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1.    Organization

     Federated Premier Intermediate Municipal Income Fund ("the Fund") was organized as a Delaware Statutory Trust on October 31, 2002. The Fund has had no operations to date other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Federated Investment Management Company ("the Investment Adviser"), a wholly owned subsidiary of Federated Investors, Inc., of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003.

2.    Accounting Policies

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

3.    Investment Adviser and Related Parties




     The Fund has entered into an Investment Management Agreement (the "Agreement") with the Investment Adviser to serve as investment manager to the Fund. Pursuant to the Agreement, the Fund pays the Investment Adviser an annual management fee, payable daily, at the annual rate of 0.55 % of the Fund's average daily net assets.

     In order to reduce fund expenses, the Investment Adviser has contractually agreed to waive a portion of its management fee at the annual rate of 0.20% of the Fund's average daily net assets, not inclusive of any net assets attributable to any preferred shares that may be issued, from the commencement of operations through December 31, 2007, and for a declining amount thereafter through December 31, 2010.

     Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

4.    Organization Expenses and Offering Costs

     Based on an estimated Fund offering of 6,400,000 shares, organization expenses and offering costs are estimated to be $461,114. The Investment Advisor has agreed to pay i) all organizational expenses; and ii) the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.03 per share. Such amount to be paid by the Investment Adviser is $192,000. The Fund will pay offering costs estimated at $269,114 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

5.    Federal Income Taxes

     The Fund intends to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to federal excise tax.

6.    Contingent Receivable from Investment Adviser

     In the event that the public offering of the Fund does not occur, the Investment Adviser has agreed to reimburse the Fund for all offering costs.


                                         APPENDIX A
                                   RATINGS OF INVESTMENTS



Standard and Poor's Long-Term Debt Rating Definitions

     AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

     B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

     C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Moody's Investors Service Long-Term Bond Rating Definitions

     AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA--Bonds which are rated BAA are considered as medium- grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Fitch Ratings Long-Term Debt Rating Definitions

     AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC--Bonds  have  certain  identifiable   characteristics   which,  if  not
remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal. Moody's Investors Service Commercial Paper Ratings

     Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
Leading market positions in well-established industries; High rates of return on funds employed; Conservative capitalization structure with moderate reliance on debt and ample asset protection; Broad margins in earning coverage of fixed financial charges and high internal cash generation; and Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard and Poor's Commercial Paper Ratings

     A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Fitch Ratings Commercial Paper Rating Definitions

     FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

     FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

ADDRESSES

FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA  15237-7000

Underwriter
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, NY  10080

Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian
State Street Bank and Trust Company
P. O. Box 8600
Boston, MA  02266-8600

Transfer Agency and Dividend Disbursing Agent
EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI  02940-3011

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA  02116-5072














CUSIP 31423M105